                                                                      EXHIBIT 21

LIST OF SUBSIDIARIES:

                                    STERLING ADVERTISING, INC.
                                    STERLING VISION OF MAIN PLACE, INC.
                                    STERLING VISION OF HEMPSTEAD, INC.
                                    STERLING VISION OF NORTHWAY MALL, INC.
                                    STERLING VISION OF REGO PARK, INC.
                                    STERLING VISION OF BATAVIA, INC.
                                    STERLING VISION OF REGO PARK, INC.
                                    STERLING VISION OF NORTH SHORE MART, INC.
                                    STERLING VISION OF BAY STREET, INC.
                                    STERLING VISION OF BRAMALEA, INC.
                                    STERLING VISION OF HAMILTON, INC.
                                    STERLING VISION OF LIME RIDGE, INC.
                                    STERLING VISION OF KINGSTON, INC.
                                    STERLING VISION OF BLUE HEN MALL, INC.
                                    STERLING VISION, OF LANDOVER, INC.
                                    STERLING VISION OF MONDAWMIN, INC.
                                    STERLING VISION OF PADDOCK MALL, INC.
                                    STERLING VISION OF METRO NORTH, INC.
                                    STERLING VISION OF FRANKLIN MALL, INC.
                                    STERLING VISION OF TINLEY PARK, INC.
                                    STERLING VISION OF EAU CLAIRE, INC.
                                    STERLING VISION OF SENECA, INC.
                                    STERLING ROSLYN CORP.
                                    STERLING VISION OF WALDEN, INC.
                                    STERLING VISION OF INDEPENDENCE, INC.
                                    STERLING VISION OF ROTTERDAM, INC.
                                    STERLING VISION OF FRANKLIN MILLS, INC.
                                    STERLING VISION OF NEWBURGH, INC.
                                    STERLING VISION OF BAY RIDGE, INC.
                                    STERLING VISION OF WESTPORT, INC.
                                    STERLING VISION OF DUNKIRK, INC.
                                    STERLING VISION U.S.A., INC.
                                    STERLING VISION OF CALIFORNIA, INC.
                                    SITE FOR SORE EYES SACRAMENTO, INC.
                                    SITE FOR SORE EYES ADVERTISING, INC.
                                    STERLING VISION OF POTOMAC MILLS, INC.
                                    SITE FOR SORE EYES YUBA CITY, INC.
                                    STERLING VISION OF WHEATON PLAZA, INC.
                                    STERLING VISION OF MID RIVERS, INC.
                                    SVCI REAL ESTATE, INC.
                                    STERLING VISION OF EAST ROCKAWAY, INC.
                                    STERLING VISION OF NEWPARK, INC.
                                    STERLING VISION OF BREA, INC.
                                    STERLING VISION OF BLASDELL, INC.
                                    STERLING VISION OF SOUTHDALE, INC.

                                   STERLING VISION OF NANUET, INC.
                                   STERLING VISION OF DELAFIELD, INC.
                                   STERLING VISION OF TOMS RIVER, INC.
                                   STERLING MANAGEMENT SERVICES, INC.
                                   OPTI-PLEX OF NEW YORK, INC.
                                   STERLING VISION OF ISLANDIA, INC.
                                   STERLING VISION OF HAWTHORNE CENTER, INC.
                                   STERLING VISION OF LEVITTOWN, INC.
                                   STERLING VISION OF CHARLESTOWN, INC.
                                   STERLING VISION OF SYOSSET, INC.
                                   STERLING VISION OF CAPITOLA, INC.
                                   STERLING VISION OF FOX RUN, INC.
                                   STERLING VISION OF METRO N.Y., INC.
                                   STERLING VISION OF BRUNSWICK, INC.
                                   STERLING VISION OF ROSYLN, INC.
                                   INSIGHT LASER CENTERS, INC.
                                   INSIGHT LASER CENTERS, N.Y.I, INC.
                                   INSIGHT LASER CENTERS NEW YORK II, LTD.
                                   INSIGHT LASER CENTER N.C. II, INC.
                                   STERLING VISION OF EAST MADISON, INC.
                                   STERLING VISION OF HAGERSTOWN, INC.
                                   STERLING BRYANT II CORP.
                                   VISIONCARE OF CALIFORNIA
                                   STERLING VISION OF WHITE FLINT, INC.
                                   STERLING VISION OF CAMBRIDGE SQUARE, INC.
                                   STERLING VISION OF CAPE GIRARDEAU, INC.
                                   STERLING VISION OF EDISON, INC.
                                   STERLING VISION BOS, INC.
                                   STERLING VISION OF NAPA, INC.
                                   STERLING VISION OF LOS GATOS, INC.
                                   STERLING VISION OF PRINCE GEORGES PLAZA, INC. STERLING VISION OF TRACY, INC.
                                   STERLING VISION OF COLUMBUS MILLS, INC.
                                   STERLING VISION OF ONTARIO MILLS, INC.
                                   STERLING VISION OF GREEN ACRES, INC.
                                   STERLING VISION OF M.V., INC.
                                   STERLING VISION OF SOUTHPARK, INC.
                                   STERLING VISION OF NORTHPARK, INC.
                                   STERLING VISION OF BREA, INC.
                                   STERLING VISION OF BLASDELL, INC.
                                   STERLING VISION OF SOUTHDALE, INC.
                                   STERLING VISION DKM, INC.
                                   STERLING VISION OF WESTMINSTER, INC.

                                    STERLING VISION OF FAIR OAKS, INC.
                                    STERLING VISION OF NEWPORT BEACH, INC.
                                    STERLING VISION OF FULTON ST., INC.
                                    STERLING VISION DKM ADVERTISING, INC.
                                    720 MARKET STREET REALTY CORPORATION
                                    STERLING VISION OF SACRAMENTO, INC.
                                    STERLING VISION OF FARGO, INC.
                                    STERLING VISION OF 1900 BROADWAY, INC.
                                    STERLING VISION OF ANAHEIM, INC.
                                    STERLING VISION OF EASTLAND, INC.
                                    STERLING VISION OF GASTONIA, INC.
                                    STERLING VISION OF KIRKWOOD MALL, INC.
                                    STERLING VISION OF BLUEFIELD, INC.
                                    STERLING VISION OF GREEN BAY, NC.
                                    STERLING VISION OF KENNEDY BLVD., INC.
                                    STERLING VISION OF WEST BEND, INC.
                                    STERLING VISION OF WEST MADISON, INC.
                                    STERLING VISION DKM OF SHEBOYGAN, INC.
                                    STERLING VISION OF KENOSHA, INC.
                                    STERLING VISION OF HAMPTON, INC.
                                    STERLING VISION OF FORESTVILLE, INC.
                                    STERLING VISION OF FOND DU LAC, INC.
                                    STERLING VISION OF FNR, INC.
                                    STERLING VISION OF MINOT, INC.
                                    STERLING LABORATORIES, INC.
                                    STERLING VISION OF BASHFORD MANOR, INC.
                                    STERLING VISION OF RIVERSIDE, INC.